SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2003



                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



         NEW YORK                       0-22378                 13-2595932
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)


         650 FROM ROAD
         PARAMUS, NEW JERSEY                              07652
(Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

         Movado Group, Inc. issued a press release on December 22, 2003 announcing that it had agreed to acquire the Ebel brand from LVMH Moet Hennessy Louis Vuitton. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(c)               Exhibits

                  99.1              Press Release, dated December 22, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOVADO GROUP, INC.


Date:  December 23, 2003           By:  /s/ Timothy F. Michno
                                        ---------------------------------------
                                        Name:   Timothy F. Michno
                                        Title:  General Counsel and
                                                Secretary

                                  EXHIBIT INDEX


99.1              Press Release, dated December 22, 2003